Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of November 20, 2003, by and between eMerge Interactive, Inc., a Delaware corporation (the “Company”), and The Biegert Family Irrevocable Trust, dated June 11, 1998 (the “Investor”).

RECITALS

1. The Company and the Investor are parties to that certain Securities Purchase Agreement, dated effective as of the date hereof (the “Purchase Agreement”), relating to the terms of closing an investment in the Company’s Class A common stock, par value $0.008 per share (the “Common Stock”).

2. The obligations of the parties under the Purchase Agreement are conditioned, among other things, upon the execution and delivery by the parties of this Agreement.

3. The Company and the Investor desire to grant and to be granted the rights created in this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Definitions. In addition to the other terms defined in this Agreement, the following terms shall have the following meanings:

(a) “Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

(b) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

(c) “Person” means an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an estate, an unincorporated organization, a government and any agency or political subdivision thereof.

(d) “Registrable Securities” means (i) the Shares issued pursuant to the Purchase Agreement, (ii) the Shares issuable upon exercise of the Warrants contemplated by the Purchase Agreement; and (iii) any other securities of the Company distributable on, with respect to, or in substitution of such Registrable Securities, except in either case for those that have been registered, sold or transferred pursuant to an effective registration statement, or are available for sale or transfer pursuant to Rule 144 under the Securities Act.

(e) “Registration Expenses” means all expenses incurred in effecting the registration provided for in Section 2, including without limitation all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, underwriting expenses (other than fees, commissions or discounts) and Company expenses of complying with the securities or blue sky laws of any jurisdictions (but excluding fees and disbursements of counsel and other agents for the selling holders of Registrable Securities).

(f) “Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

2. Demand Registration.

(a) On or prior to the 30th day following the date hereof (the “Filing Date”), the Company shall prepare and file with the Commission the Registration Statement covering the resale of all of the Registrable Securities (and including, for purposes of this number, any securities which may be issuable upon any stock split, dividend or other distribution or recapitalization provision in the Warrants or in connection with any anti-dilution provisions in the Warrants) for an offering to be made on a continuous basis pursuant to Rule 415. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the 90th day following the date hereof (the “Effectiveness Date”), and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two years after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without limitation due to volume restrictions (the “Effectiveness Period”). The Investors covered by the registration statement who desire to do so may sell such Registrable Securities in an offering pursuant to this Section 2 that is underwritten (“Underwritten Offering”). In an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority of the Registrable Securities included in the offering, subject to approval of the Company (which will not be unreasonably withheld).

(b) A registration statement filed pursuant to the request of the Investors may include other securities of the Company with respect to which “piggy-back” registration rights have been granted, and may include securities of the Company being sold for the account of the Company; provided, however, that if the Company shall request inclusion in any registration pursuant to this Section 2 of the securities being sold for its own account, or if other persons shall request inclusion in any registration undertaken pursuant to this Section 2, the Investors shall, on behalf of all entities requesting inclusion in such registration, offer to include such securities in the offering; provided, however, that the Investors may condition any such offer on their acceptance of reasonable conditions (including, without limitation, if such offering is an Underwritten Offering, that the Company or any other such requesting holders agree in writing to enter into an underwriting agreement with usual and customary terms). Notwithstanding any other provisions of this Section 2, if the representative of the underwriters advises the Investors in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be underwritten and included in the registration shall be allocated: (i) first, to the Investors requiring registration, pro rata among such Investors on the basis of the number of shares of Registrable Securities for which each such Investor has requested registration, (ii) second, to the Company and (iii) third, to the other holders requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company, the underwriter or the Investors. The securities so excluded shall also be withdrawn from registration.

(c) The Company shall immediately notify the Holders via facsimile of the effectiveness of the Registration Statement on the same day that the Company receives notification of the effectiveness from the Commission.

(d) If: (i) the Registration Statement is not filed on or prior to its Filing Date (if the Company files the Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to the Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of the Registration Statement within 10 Trading Days after the receipt of comments by or notice from the Commission that such amendment is required in order for the

Registration Statement to be declared effective, or (iv) the Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by the Effectiveness Date, or (v) after the Effectiveness Date, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 10 consecutive Trading Days or in any individual case an aggregate of 15 Trading Days during any 12 month period (which need not be consecutive Trading Days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 10 Trading Day period is exceeded, or for purposes of clause (v) the date on which such 10 or 15 Trading Day period, as applicable, is exceeded being referred to as “Event Date”), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% per month of (i) the Subscription Amount paid by such Holder pursuant to the Purchase Agreement for Registrable Securities then held by such Holder and covered (or to be covered) by the Registration Statement, and (ii) if the Warrants are “in the money” and then held by the Holder, the value of any outstanding Warrants (valued at the difference between the average Closing Price during the applicable month and the Exercise Price multiplied by the number of shares of Common Stock the Warrants are exercisable into). If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

(e) Except as provided in Section 2(a) with respect to withdrawn registration statements, all Registration Expenses of the Investors incurred in connection with the registration requested pursuant to this Section 2 will be borne by the Company.

3. “Piggy-Back” Registrations.

(a) If the Company decides to register any of its Common Stock or securities convertible into or exchangeable for Common Stock under the Securities Act on a form which is suitable for an offering for cash of shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan, a registration statement on Form S-4 (or successor form) or a transaction to which Rule 145 or any other similar rule of the Commission is applicable, the Company will promptly give written notice to the Investors of its intention to effect such a registration. Subject to Section 3(b) below, the Company will use its reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Investors request be included in such registration by a written notice delivered to the Company within 15 days after the notice given by the Company. The Investors agree that any securities they request to be included in a Company registration pursuant to this Section 3 will be included by the Company on the same form of registration statement as has been selected by the Company for the securities the Company is registering for sale for its own account.

(b) If the registration involves an Underwritten Offering, the Company will not be required to register Registrable Securities in excess of the amount that the principal underwriter reasonably and in good faith recommends may be included in such offering (a “Cutback”), which recommendation, and supporting reasoning, shall be delivered to the Investors. If such a Cutback occurs, the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner: (i) first, to the Company for any securities it proposes to sell for its own account, (ii) second, to the Investors requiring such registration, pro rata among such Investors on the basis of the number of shares of Registrable Securities held by the Investors for which each such requesting Investor has requested registration, and (iii) third, to the other holders requesting inclusion in the registration, pro rata among the respective holders thereof on the basis of the number of shares for which each such requesting holder has requested registration.

(c) If the Company elects to terminate any registration filed under this Section 3, the Company will have no obligation to register the securities sought to be included by the Investors in such registration.

If the Company includes in such registration any securities to be offered by it, all Registration Expenses of the Investors will be borne by the Company.

4. Procedure for Registration. Whenever the Company is required under Section 2 to register Registrable Securities, it agrees to do the following:

(a) use its reasonable best efforts to keep such registration statement continuously effective until the Investors may first sell any of the Registrable Securities under Rule 144 (i.e., one year from the Closing Date, as defined in the Purchase Agreement) in order to complete the proposed distribution; upon the occurrence of any event that would cause the registration statement or the prospectus contained therein to contain a material misstatement or omission, file promptly an appropriate amendment to such registration statement correcting any such misstatement or omission;

(b) prepare and file with the Commission a registration statement with respect to such Registrable Securities and prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective for the period set forth in Section 4(a); cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such registration statement or supplement to the prospectus;

(c) advise the underwriter(s), if any, and selling Investors promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the registration statement or amendments or supplements to the prospectus or for additional information relating thereto, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (iv) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement, the prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the registration statement or the prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the registration statement or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

(d) furnish to each of the selling Investors and each of the underwriter(s), if any, before filing with the Commission, copies of the registration statement or any prospectus included therein or any amendments or supplements to any such registration statement or prospectus (including, if requested, all documents incorporated by reference after the initial filing of such registration statement), and the Company will consult with the selling Investors of Registrable Securities covered by such registration statement or the underwriter(s), if any, prior to the filing of such registration statement or prospectus;

(e) if requested by any selling Investor or the underwriter(s), if any, incorporate in the registration statement or prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Investor and underwriter(s), if any, may reasonably request to have included therein, with respect to the number of Registrable Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(f) furnish to each selling Investor and each of the underwriter(s), if any, without charge, at least one copy of the registration statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

(g) deliver to each selling Investor and each of the underwriter(s), if any, without charge, as many copies of the prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the prospectus and any amendment or supplement thereto by each of the selling Investors and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto;

(h) prior to any public offering of Registrable Securities, the Company shall use its reasonable best efforts to register or qualify the Registrable Securities under the securities or blue sky laws of such jurisdictions as the selling Investors or underwriter(s), if any, may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the registration statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the registration statement, in any jurisdiction where it is not now so subject;

(i) cooperate with the selling Investors and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the holders or the underwriter(s), if any, may request prior to any sale of Registrable Securities made by such underwriter(s);

(j) if any fact or event contemplated by clause (c)(iv) above shall exist or have occurred, promptly prepare a supplement or post-effective amendment to the registration statement or related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

(k) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (“NASD”) and in the performance of any due diligence investigation by any underwriter (including any “qualified independent underwriter”) that is required to be retained in accordance with the rules and regulations of the NASD;

(l) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of the Securities Act and Rule 158 thereunder (which need not be audited) for the twelve-month period (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (ii) if not sold to underwriters in such an offering, beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the registration statement;

(m) enter into such customary agreements (including an underwriting agreement in form acceptable to the Company) with any underwriter in order to expedite or facilitate the disposition of such Registrable Securities;

(n) make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential.

5. Limitation on Registration; Lock-Up Agreement; Suspension of Sales.

(a) The Company is not required to file more than one registration statement under Section 2(a).

(b) Each holder of Registrable Securities agrees not to effect or request any public sale or distribution of securities which are the same as or which are similar in nature as the securities of the Company being registered, during the 14 days prior to and during the 90-day period beginning on, the effective date of a registration statement filed by the Company (except as part of such registration).

(c) The Company agrees not to effect or initiate a registration statement for any public sale or distribution of any securities similar to those being registered, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement in which the holders of Registrable Securities are participating (except as part of such registration).

(d) Each holder of Registrable Securities agrees that, upon receipt of notice from the Company of the occurrence of any event of the kind described in Section 4(c)(ii-iv), such holder will forthwith discontinue disposition of such Registrable Securities following the effective date of a registration statement covering such Registrable Securities until such holder’s receipt of copies of the prospectus supplement and/or post-effective amendment contemplated by Section 4(j), or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, in either case, has received copies of any additional or supplemental filings that are incorporate or deemed to be incorporated by reference in such prospectus or registration statement.

6. Indemnification.

(a) The Company agrees to indemnify and hold harmless each Investor and each Person, if any, who controls any Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (or any amendment or supplement thereto), or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to the Investors furnished in writing to the Company by the Investors expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

(b) If any action, suit or proceeding shall be brought against the Investors or any Person controlling the Investors in respect of which indemnity may be sought against the Company, the Investors or such controlling Person shall promptly notify the parties against whom indemnification is being sought (collectively the “Indemnifying Parties” and each an “Indemnifying Party”), and such Indemnifying Parties shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses; provided, however, that failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability unless and to the extent it is prejudiced as a result of such failure. The Investors or any such controlling Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Investors or such controlling Person unless (i) the Indemnifying Parties have agreed in writing to pay such fees and expenses, (ii) the Indemnifying Parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both the Investors or such controlling Person and the Indemnifying Parties and the Investors or such controlling Person shall have been advised in writing by its counsel that representation of such indemnified party and any Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Investors or such controlling Person). It is understood, however, that the Indemnifying Parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for the Investors and controlling Persons not having actual or potential differing interests with the Investors or among themselves, which firm shall be designated in writing by the Investors, and that all such fees and expenses shall be reimbursed as they are incurred. The Indemnifying Parties shall not be liable for any settlement of any such action, suit or proceeding effected without their written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Indemnifying Parties agree to indemnify and hold harmless the Investors, to the extent provided in paragraph (a) hereof, and any such controlling Person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

(c) Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company, and its directors and officers, and any Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity from the Company to the Investors set forth in paragraph (a) hereof, but only with respect to information relating to such Investor furnished in writing by or on behalf of such Investor expressly for use in the registration statement or prospectus; provided, however, that no Investor shall be liable for any claims hereunder in an amount in excess of the net proceeds received by such Investor from the sale of the Registrable Securities pursuant to the registration statement. If any action, suit or proceeding shall be brought against the Company, any of its directors or officers, or any such controlling Person based on the registration statement or prospectus, and in respect of which indemnity may be sought against the Investors pursuant to this paragraph (c), the Investors shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof the Investors shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Investors’ expense), and the Company, its directors and officers, and any such controlling Person shall have the rights and duties given to the Investors by paragraph (b) above.

(d) If the indemnification provided for in this Section 6 is unavailable (except if inapplicable according to its terms) to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Investors, on the other hand, from their sale of Registrable Securities (it being expressly understood and agreed that the relative benefits received by the Company from the sale of the Registrable Securities shall be equal to the amount of net proceeds received by the Company from the sale of the Registrable Securities to the Investors), or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Investors, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and the Investors, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Investors, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, the Investors shall not be required to contribute any amount in excess of the amount by which the net proceeds received by them in connection with the sale of the Registrable Securities exceeds the amount of any damages which the Investors have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any of the Investors or any Person controlling the Investors, the Company, its directors or officers or any Person controlling the Company. A successor to the Investors or any Person controlling the Investors, or to the Company, its directors or officers or any Person controlling the Company shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

(g) No Indemnifying Party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

7. Rule 144 Requirements. The Company is subject to the reporting requirements of the Exchange Act and the Company will use its reasonable best efforts to file with the Commission such information as the Commission may require and will use its reasonable best efforts to make available Rule 144 under the Securities Act (or any successor exemptive rule).

8. Obligations of Investors and Others in a Registration. Each Investor agrees timely to furnish such information regarding such Person and the securities sought to be registered and to take such other action as the Company may reasonably request in connection with the registration, qualification or compliance. The Company may exclude from any registration statement any Investor that timely fails to comply with the provisions of the preceding sentence. If the registration involves an underwriter, each Investor agrees, upon the request of such underwriter, not to sell any unregistered securities of the Company for a period of ninety (90) days following the effective date of the registration statement for such offering and to enter into an underwriting agreement with such underwriters containing usual and customary terms and provisions. The Investors agree not to affect the sale of securities under any registration statement until they have received a prospectus, as needed, and notice of the effectiveness of the registration statement of which the prospectus forms a part.

9. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and one counsel or firm of counsel and one accountant or firm of accountants representing all the holders of Registrable Securities to be registered under such registration statement, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto.

10. Rule 144A. The Company agrees that, upon the request of any holder of Registrable Securities or any prospective purchaser of Registrable Securities designated by a holder, the Company shall promptly provide (but in any case within 15 days of a request) to such holder or potential purchaser, the following information:

(a) a brief statement of the nature of the business of the Company and any subsidiaries and the products and services they offer;

(b) the most recent consolidated balance sheets and profit and losses and retained earnings statements, and similar financial statements of the Company for the two (2) most recent fiscal years (such financial information shall be audited, to the extent reasonably available); and

(c) such other information about the Company, any subsidiaries, and their business, financial condition and results of operations as the requesting holder or purchaser of such Registrable Securities shall request in order to comply with Rule 144A, as amended, and in connection therewith the anti-fraud provisions of the federal and state securities laws.

The Company hereby represents and warrants to any such requesting holder and any prospective purchaser of Registrable Securities from such holder that the information provided by the Company pursuant to this Section 10 will, as of their dates, not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

11. Consent to be Bound. Each subsequent holder of Registrable Securities must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement.

12. Assignability of Registration Rights. Subject to Section 11 hereof, the registration rights set forth in this Agreement are assignable to each assignee as to each share of Registrable Securities conveyed in accordance herewith who agrees in writing to be bound by the terms and conditions of this Agreement.

13. Amendment, Termination and Waiver. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in a writing signed by the Company and the holders of at least two-thirds of the Shares.

14. Specific Performance. The Company and the Investors agree that the rights created by this Agreement are unique, and that the loss of any such right is not susceptible to monetary quantification. Consequently, the parties agree that an action for specific performance (including for temporary and/or permanent injunctive relief) of the obligations created by this Agreement is a proper remedy for the breach of the provisions of this Agreement, without the necessity of proving actual damages. If the parties hereto are forced to institute legal proceedings to enforce their rights in accordance with the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable expenses, including attorneys’ fees, in connection with any such action.

15. Miscellaneous.

(a) Except as otherwise specifically provided herein, all notices, requests, demands and other communications provided for hereunder shall be in writing and shall be deemed effectively given (i) upon receipt when personally delivered, (ii) one (1) day after being sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (iii) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the applicable party at the addresses indicated below:

If to the Company:

eMerge Interactive, Inc.

10305 102nd Terrace

Sebastian, Florida 32958

Attention: Juris Pagrabs

Telephone:        (772) 581-9741

Telecopy:          (772) 581-8171

With a copy to:

Jenkens & Gilchrist, P.C.

1445 Ross Avenue, Suite 3200

Dallas, Texas 75202

Attention: Michael J. Pendleton

Telephone:        (214) 855-4161

Telecopy:          (214) 855-4300

If to the Investors:

Judith Ackland and Larry Cox, Co-Trustees of

The Biegert Family Irrevocable Trust

Biegert Feeds

208 West North Railroad Street

Shickley, NE 68436

Attention:          Jeff Biegert

Telephone:        (402) 627-2515

Telecopy:          (402) 627-2875

With a copy to:

or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this paragraph (a).

(b) This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

(c) This Agreement and the Purchase Agreement, and all other agreements executed in connection herewith and therewith, constitute the full and entire understanding and agreement between the parties regarding the matters set forth herein and therein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties.

(d) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

[Remainder of page left blank intentionally; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

THE COMPANY: eMerge Interactive, Inc.

By:

Name:

Title:

THE INVESTOR: Judith Ackland and Larry Cox, Co-Trustees of The Biegert Family Irrevocable Trust

By:

Name:

Title:

[Signature page for Registration Rights Agreement]

1